[Front cover]

SEMI-ANNUAL REPORT


Smith Barney
Oregon
Municipals
Fund
October 31, 1996


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Smith Barney Oregon Municipals Fund

Dear Shareholder:

We are pleased to bring you the semi-annual report of the Smith Barney Oregon Municipals Fund for the period ended October 31, 1996. In this report, we summarize the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow in the semi-annual report.

Oregon Municipals Fund's Performance and Investment Strategy

The Smith Barney Oregon Municipals Fund seeks to pay its shareholders as high a level of dividend income exempt from Federal income taxes and Oregon state personal income tax as is consistent with prudent investing and the preservation of capital.

For the six months ended October 31, 1996, the Class A shares of the Oregon Municipals Fund had a total return of 5.04%. In comparison, the Fund's Lipper Analytical Services, Inc. Oregon municipal bond fund peer average had a total return of 4.33% for the same time period. (Lipper is an independent fund tracking organization.) As of October 31, 1996, approximately 94% of the Oregon Municipals Fund's holdings were in investment-grade securities, with roughly 34% invested in AAA-rated bonds, the highest rating. (An investment-grade security is a security with a rating of BBB/Baa or better from Standard & Poor's Ratings Services or Moody's Investors Service, Inc., two major credit reporting and bond rating agencies.)

During the period covered by this report, the Fund maintained its high-quality credit orientation. The largest sectors of the Oregon Municipals Fund were education bonds (17.2%), multi-family housing bonds (14.1%), and single-family housing bonds (10.7%).

In response to market conditions, the Oregon Municipals Fund has maintained a bias toward good quality, higher coupon bonds, with a focus on current income more so than on total return. As a general rule, we concentrate on the coupon, maturity and call features of the Fund's holdings rather than the specific purpose for which the municipal bonds are being issued. However, the Fund remains broadly diversified across various sectors.

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Market and Economic Overview

Because of the uncertainty surrounding the future direction of the U.S. economy, the bond markets have continued to experience significant volatility over the past six months. However, since April, this heightened volatility has been confined to a narrow yield range from 6.75% and 7.20% on 30-year U.S. Treasury yields.

The heightened bond market volatility of recent months stems from several conditions in the U.S. economy, with the most important being the underlying strength of the U.S. economy. For example, gross domestic product (GDP) in the U.S. for the second quarter of 1996 grew at an annualized rate of 4.7%, up from 2.0% in the first quarter. This pace of economic growth has caused pressures on both labor and capital to increase, yet there have been no signs of a pick-up in inflation. Bond market investors have closely monitored recent U.S. economic data for signs of whether the rate of U.S. economic growth will moderate, or whether the economy will continue to grow at its current pace. While the majority of key U.S. economic announcements in the beginning of 1996 months pointed towards a strengthening rather than a weakening economy, government reports released during the months of September and October suggest that the economy may be headed for a slowdown.

Over the last weeks of September and the beginning of October, the bond markets, including the municipal bond market, have rallied. The markets started to climb with the announcement that the Federal Reserve Board (the
Fed) would not raise short-term rates at their Federal Open Market Committee meeting on September 24, 1996. In our view, the bond markets rallied because of two reasons. One, there appears to be little or no evidence of upward pressure on inflation, in spite of signs of strong economic growth in 1996 and extremely tight labor markets. Two, U.S. economic growth in the third quarter slowed substantially -- to roughly a 2% annual rate, from 4.7% in the second quarter. Therefore, inflation fears -- and the need for Fed tightening -- which had pushed the yield on the 30-year Treasury up to the 7.20% range in early September seem to have subsided. In addition, rates have continued to fall since the November elections.

Oregon Economic Highlights

As of October 31, 1996, Oregon's general obligation debt was rated double-A by Fitch Investors Service, L.P., one of the three major credit reporting and bond rating agencies. Oregon's double-A rating is based on the State's strong